UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
HP Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! HP INC. 2023 Annual Meeting Vote by April 23, 2023 11:59 PM ET You invested in HP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 24, 2023. Vote Virtually at the Meeting* April 24, 2023 2:00 p.m., Pacific Time *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D97039-P85623 HP INC. 1501 PAGE MILL ROAD PALO ALTO, CA 94304 Get informed before you vote View the 2023 Notice and Proxy Statement and 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/HPQ2023 The company will be hosting the meeting virtually via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/HPQ2023. Have the control number that is printed above available and follow the instructions.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D97040-P85623 Against 1 Year 1. To elect each of the 13 director nominees named in the proxy statement Nominees: 1c. Robert R. Bennett 1a. Aida M. Alvarez 1d. Charles V. Bergh 1b. Shumeet Banerji 1e. Bruce Broussard 1f. Stacy Brown-Philpot 1g. Stephanie A. Burns 1h. Mary Anne Citrino 1i. Richard Clemmer 1j. Enrique Lores 1k. Judith Miscik 1l. Kim K.W. Rucker 1m. Subra Suresh 3. To approve, on an advisory basis, HP Inc.’s named executive officer compensation 4. To approve, on an advisory basis, the frequency of future votes to approve, on an advisory basis, HP Inc.’s named executive officer compensation 5. Stockholder proposal requesting stockholders’ right to act by written consent, if properly presented at the annual meeting NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For For 2. To ratify the appointment of Ernst & Young LLP as HP Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2023